Exhibit 10.50
ACCREDITED INVESTOR CERTIFICATION
     The information contained herein is being furnished to the Official Committee of Unsecured Creditors (the “Committee”) of MagnaChip Semiconductor Finance Company in order to enable MagnaChip Semiconductor LLC (“MagnaChip”) to determine my suitability as an investor in connection with the proposed offer and sale of common units of MagnaChip in the Rights Offering (the “Rights Offering New Units”).
     I hereby certify that I own (check one) ☐ Floating Rate Second Priority Senior Secured Notes due 2011 and/or ☐ 6⅞% Second Priority Senior Secured Notes due 2011 and I am an “accredited investor” as the term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), because I satisfy one or more of the criteria listed below.
Please INITIAL or CHECK whichever of the following statements, (a) - (o), is or are applicable to you:
___(a) The undersigned certifies that the undersigned has an individual net worth,[1] or the undersigned’s spouse and the undersigned have a joint net worth, in excess of $1,000,000.
___(b) The undersigned certifies that the undersigned had an individual income[2] in excess of $200,000 in each of calendar years 2007 and 2008, and the undersigned reasonably expects to have an individual income in excess of $200,000 in calendar year 2009.
___(c) The undersigned certifies that the undersigned had joint income[3] with the undersigned’s spouse in excess of $300,000 in each of the calendar years

[1]	For purposes of this form, “net worth” (except as otherwise specifically defined) means the excess of total assets at fair market value, including home and personal property, over total liabilities, including mortgage and income taxes on unrealized appreciation of assets.

[2]	For purposes of this form, “individual income” means “adjusted gross income” as reported for Federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amount (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iii) any amount by which capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

[3]	For purposes of this form, “joint income” means “adjusted gross income” for a person and his or her spouse as reported for Federal income tax purposes, increased by the following amount: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Code, and (ii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iii) any amount by which capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

2007 and 2008, and the undersigned reasonably expects to have joint income with the undersigned’s spouse in excess of $300,000 in calendar year 2009.
___(d) The undersigned certifies that the undersigned is a manager, director or executive officer of MagnaChip.
___(e) The undersigned certifies that the undersigned is a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) thereof, whether acting in an individual or fiduciary capacity.
___(f) The undersigned certifies that undersigned is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.
___(g) The undersigned certifies that the undersigned is an insurance company as defined in Section 2(13) of the Securities Act.
___(h) The undersigned certifies that the undersigned is an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) thereof.
___(i) The undersigned certifies that the undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.
___(j) The undersigned certifies that the undersigned is a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5,000,000;
___(k) The undersigned certifies that the undersigned is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) thereof, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self directed plan, with investment decisions made solely by persons that are accredited investors.

___(l) The undersigned certifies that the undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, as amended.
___(m) The undersigned certifies that the undersigned is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.
___(n) The undersigned certifies that the undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.
___(o) The undersigned certifies that the undersigned is an entity in which all of the equity owners are accredited investors.
     I hereby certify that the information provided above is true and correct as of the date hereof. I further certify that should any of the information provided above change prior to the date on which my Subscription Form is accepted by the Company in connection with the above-referenced Offering of Rights Offering New Units, I will notify the Committee immediately.
Very truly yours,

(Signature of Investor)

(Name of Investor)

(Signature of Co-Subscriber)

(Signature of Co-Subscriber)
DATED:__________________
Contact information:
Address:_____________________________
____________________________________
Phone: ______________________________
Fax: ________________________________
Email:_______________________________